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                                                                  Exhibit (10.2)
                             STOCK OPTION AGREEMENT



         OPTION granted this 27th day of January, 1995 by DeVlieg-Bullard, Inc., a Delaware corporation (the "Company"), to James F. Harnish (the "Optionee").

         1. Stock Option. The Company hereby grants to the Optionee an option (the "Option") to purchase up to 25,000 shares of the common stock of the Company, par value $.01 per share, to be issued upon the exercise of the Option, in the manner hereafter set forth, fully paid and nonassessable.

         2.      Definitions.

                 (a) "Disability" shall have the meaning set forth in the Employment Agreement between Optionee and the Company dated as of the date hereof.

                 (b) "Cause" shall have the meaning set forth in the Employment Agreement between Optionee and the Company dated as of the date hereof.

                 (c) "Early Retirement" means retirement from active employment with the Company or any subsidiary or affiliate thereof on or after Optionee attains age 55.

                 (d) "Fair Market Value" means, as of any given date, the reported closing price of the Company's common stock on the National Association of Securities Dealers, Inc. - National Market System.

                 (e) "Normal Retirement" means retirement from active employment with the Company or any subsidiary or affiliate thereof on or after Optionee attains age 65.

         3.      Time of Exercise.  This Option shall be exercisable as follows:

                 (a)      This Option shall expire on January 27, 2000.

                 (b) This Option shall be exercisable, in whole or in part, at any time but not later than the date of expiration or termination of the Option.

                 (c)      (i)     In the event that the Optionee dies while
         this Option is exercisable by him, this Option may be exercised within a period of one (1) year after the date of death, but no later than the date of expiration or termination of the Option, by the executors or administrators of the Optionee or the person or persons acquiring this Option by bequest or inheritance.

                          (ii) In the event that the Optionee's employment with the Company, or one of its subsidiaries, is terminated by reason of Disability, this Option may be exercised within a period of one (1) year after the date of such termination, but no later





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         than the date of expiration or termination of this Option.  If the Optionee dies during such one year period, this Option shall be exercisable as described in paragraph (i) above.

                          (iii) In the event that the Optionee's employment is terminated with the Company, or one of its subsidiaries, by reason of Normal or Early Retirement, this Option may be exercised within a period of sixty (60) days after the date of such termination, but no later than the date of expiration or termination of this Option. If the Optionee dies during such sixty (60) day period, this Option shall be exercisable as described in (i) above.

                          (iv) In the event that the Optionee's employment with the Company, or one of its subsidiaries, is terminated by reason other than death, Disability or Normal or Early Retirement, this Option shall terminate, except that in the event the Optionee is involuntarily terminated without Cause, this Option may be exercised within a period of sixty (60) days after the date of such termination, the date of expiration or termination of this Option.

         4. Method of Exercise. This Option shall be exercised by written notice delivered to the Company, which notice shall state the number of shares with respect to which the Option is being exercised and shall specify a date (not less than five (5) nor more than ten (10) days after the date of such notice) on which the shares will be taken up and payment made therefor at the principal office of the Company in cash, by certified or official bank check. If any law or regulation of any stock exchange or governmental authority requires the Company to take any action with respect to the shares specified in such notice, then the date for the delivery of such shares against payment therefor shall be extended for the period necessary to take such action. In the event of any failure to take up and pay for the number of shares specified in such notice on the date set forth in such notice, as the same may be extended as provided above, this Option shall terminate with respect to such number of shares but shall continue with respect to the remaining shares covered by this Option and not yet acquired pursuant hereto.

         5.      Purchase Price.  The purchase price per share shall be $1.50.

         6. Non-Transferability of Option Rights. This Option shall not be transferable by the Optionee except by will or by the laws of descent and distribution, and, during the life of the Optionee, shall be exercisable only by the Optionee.

         7. Rights as a Stockholder. The Optionee shall have no rights as a shareholder with respect to any shares covered by this Option until the Optionee has given written notice of exercise and has paid in full for such shares. No adjustment shall be made for dividends for which the record date is prior to the date of issuance of such stock certificate.





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         8.      Adjustment Provisions.  If prior to the expiration of the
Option there shall occur any of the following changes in the capitalization of the Company, the shares covered by this Option and the purchase price payable therefor shall in each instance be adjusted as follows:

                 (a) If a stock dividend is declared on the common stock of the Company, there shall be added to the shares under this Option the number of shares which would have been issuable to the Optionee had he been the holder of record of the number of shares then under option but not theretofore purchased and issued hereunder on the record date of such dividend. Such additional shares resulting from such stock dividend shall be delivered proportionately, from time to time, without additional cost, upon the exercise of this Option. Any distribution to the holders of the common stock of the Company, other than a distribution of cash as a dividend out of surplus or net profits or a distribution by way of the granting of rights to subscribe, shall be treated as a stock dividend.

                 (b) If an increase has been effected in the number of outstanding shares of common stock by reason of a subdivision of such shares, the number of additional shares which may thereafter be purchased under this Option shall be the number of shares which would have been received by the Optionee on the date of such subdivision had he been the holder of record of the number of shares then under option but not theretofore purchased and issued hereunder on the record date of such subdivision of shares. In such event, the price per share under this Option shall be proportionately reduced.

                 (c) If there is any consolidation or merger of the Company with any other corporation or corporations in which the Company is not the surviving corporation, or the sale or distribution of all or substantially all of the Company's property and assets, adequate provision shall be made by the Company so that there shall remain and be substituted under this Option the shares, securities, or assets which would have been issuable or payable to the Optionee had he been the holder of record of the number of shares then under option and not theretofore purchased and issued hereunder on the applicable record date. Any shares so substituted under this Option shall be subject to adjustment as provided in this Section 8 in the same manner and to the same extent as the shares covered by this Option.

         9. Redemption. If, on January 27, 1998, the Fair Market Value of the shares covered by this Option is not at least $3.50 per share (which amount shall be subject to adjustment pursuant to Section 8 hereof), Optionee may elect to either (i) retain the Option until the date of expiration or (ii) cause the Company to redeem the Option for $37,500 in cash, payable in the form of a certified or official bank check. If Optionee elects to have the Option redeemed, Optionee shall deliver written notice to the Company, which notice shall state the Optionee is electing to have the Option redeemed and shall specify a date for payment (not less than five (5) nor more than thirty (30) days after the delivery date of such notice).





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         10.     Investment Covenant.  Optionee by his acceptance hereof
covenants that this Option is, and any stock issued hereunder will be, acquired for his own account for investment purposes, and that the Optionee will not distribute the same in violation of any state or federal law or regulation.

         11. Sale of Option or Shares. Neither this Option nor the shares of common stock of the Company issuable upon exercise of the Option have been registered under the Securities Act of 1933, as amended, or under the securities laws of any state. Neither this Option nor any shares when issued may be sold, assigned, transferred, pledged or hypothecated or otherwise disposed of in the absence of (i) an effective registration statement for the shares under the Securities Act of 1933, as amended, and such registration or qualification as may be necessary under the securities laws of any state, or
(ii) an opinion of counsel reasonably satisfactory to the Company that such registration or qualification is not required. The Company shall cause a certificate or certificates evidencing all or any of the shares issued upon exercise of the Option prior to said registration and qualification of such shares to bear the following legend: "The shares evidenced by this certificate have not been registered under the Securities Act of 1933, as amended, or under the securities laws of any state. The shares may not be sold, assigned, transferred, pledged or hypothecated or otherwise disposed of in the absence of an effective registration statement under the Securities act of 1933, as amended, and such registration or qualification as may be necessary under the securities laws of any state, or an opinion of counsel satisfactory to the Company that such registration or qualification is not required."


                                     DeVLIEG-BULLARD, INC.


Attest:                              By:       /s/ William O. Thomas
       --------------------                  ---------------------------------

                                     Title:    President
                                             ---------------------------------





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